UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Pivotal Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38460	94-3094578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Fifth Floor San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 777-4868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	PVTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)  On June 13, 2019, Pivotal Software, Inc. (the “Company”) held its 2019 annual meeting of stockholders. At the 2019 annual meeting, the Company’s stockholders voted on two proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2019 annual meeting filed with the U.S. Securities and Exchange Commission on May 3, 2019 (the “2019 proxy statement”).

(b)  As of the record date for the 2019 annual meeting, an aggregate of 271,606,314 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 96,092,042 shares are shares of Class A common stock and 175,514,272 shares are shares of Class B common stock.

The final voting results with respect to each proposal voted upon at the 2019 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of Class B common stock, voting as a separate class, elected to the Board of Directors the nominees for Class I, Group I director specified in the 2019 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Paul Maritz	1,755,142,720	0	0
Zane Rowe	1,755,142,720	0	0

For the election of the Class I, Group I nominees, each share of Class B common stock was entitled to ten votes per share in such election.

The holders of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, elected to the Board of Directors the nominee for Class I, Group II director specified in the 2019 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Marcy S. Klevorn	215,999,030	33,544,685	11,399,749

For the election of the Class I, Group II nominee, each share of Class A common stock and Class B common stock was entitled to one vote per share in such election.

There were no abstentions with respect to this proposal. Each nominee elected to the Board of Directors at the 2019 annual meeting was elected for a 3-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Proposal 2

For Proposal 2, each share of Class B common stock was entitled to ten votes per share, and each share of Class A common stock was entitled to one vote per share.

The holders of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2020, based on the following numbers of votes:

For	Against	Abstentions
1,839,909,154	180,183	482,575

There were no broker non-votes with respect to this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pivotal Software, Inc.

Date: June 14, 2019	/s/ Andrew M. Cohen
Andrew M. Cohen Senior Vice President, General Counsel and Corporate Secretary

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